UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): January 5, 2024
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 5, 2024, Milburn E. Honeycutt retired from his positions as Vice President, Corporate Controller and Chief Accounting Officer of Powell Industries, Inc. (the “Company”). In connection with Mr. Honeycutt’s retirement, the Company designated Michael W. Metcalf, Executive Vice President and Chief Financial Officer, as the Company’s principal accounting officer effective January 5, 2024.

Mr. Metcalf, who is 56, was elected Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company effective December 13, 2018. Mr. Metcalf previously served as Executive Vice President of the Company beginning November 5, 2018. From April 2011 to October 2015, he served as Chief Financial Officer of Global Supply Chain and Operations at GE Oil & Gas. Mr. Metcalf then served as Chief Financial Officer of Production Solutions at GE Oil & Gas from November 2015 to August 2017. From August 2017 to August 2018, he was Chief Financial Officer of Artificial Lift Systems at Baker Hughes, a GE company. From August 2018 to October 2018, Mr. Metcalf served as Chief Financial Officer of Aeroderivative Products at GE Power. Mr. Metcalf holds a bachelor’s degree in finance from the State University of New York at Buffalo and a Master of Business Administration from Syracuse University.

There are no family relationships between Mr. Metcalf and any director or executive officer of the Company. There is no arrangement or understanding between Mr. Metcalf and any other person pursuant to which Mr. Metcalf was designated as the Company’s principal accounting officer. There are no transactions involving Mr. Metcalf requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: January 8, 2024
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)